Exhibit 99.1

Investor Presentation June 2011 Ticker: HUVL www.hudsonvalleybank.com Value Execution Focus Vision

Safe Harbor Statement "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This presentation includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as the Company or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates" or other words or phrases of similar import. Similarly, statements herein that describe the Company's business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. All such forward-looking statements are not historical facts and are subject to certain risks and uncertainties that could cause actual results, levels of activity, performance or achievements to differ materially from those in forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. We caution you not to place undue reliance on these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to, statements regarding: (a) further increases in our non-performing loans and allowance for loan losses; (b) our ability to manage our commercial real estate portfolio; (c) the future performance of our investment portfolio; (d) our opportunities for growth, our plans for expansion (including opening new branches) and the competition we face in attracting and retaining customers; (e) economic conditions generally and in our market area in particular, which may affect the ability of borrowers to repay their loans and the value of real property or other property held as collateral for such loans; (f) demand for our products and services; (g) possible impairment of our goodwill and other intangible assets; (h) our ability to manage interest rate risk; (i) the regulatory environment in which we operate, our regulatory compliance and future regulatory requirements; (j) our intention and ability to maintain regulatory capital above the levels required by the Office of the Comptroller of the Currency, or the OCC, for Hudson Valley Bank and the levels required for us to be "well-capitalized", or such higher capital levels as may be required; (k) proposed legislative and regulatory action affecting us and the financial services industry; (l) legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulations) subject us to additional regulatory oversight which may result in increased compliance costs and/or require us to change our business model; (m) future Federal Deposit Insurance Corporation, or FDIC, special assessments or changes to regular assessments;(n) our ability to raise additional capital in the future; (o) potential liabilities under federal and state environmental laws; and (p) limitations on dividends payable by Hudson Valley or Hudson Valley Bank. For a more detailed discussion of these factors, see the Risk Factors discussion in the Company's most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The forward-looking statements included in this presentation are made only as of the date hereof and the Company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

"Upstairs Bank" focused primarily on middle market commercial customers and their principals - "Not a traditional retail community bank" Concentrated focus on specific targeted niche businesses, entrepreneurs and professional service firms throughout the New York Metropolitan area Strong commitment to relationship banking, not transactional-based banking Primary goal of deposit generation with focus on efficiency, underwriting and low-cost core deposits Providing prudent, well collateralized loans in the Bank's home markets "Lending where we live" Stable and deep management team with extensive in-market experience that are highly accessible to customers Significant ownership interest in Company by Board and Senior Management which strongly aligns their interests with stockholders Strong capital base with capital ratios in excess of minimum standards required to be considered "well-capitalized" Business Philosophy 1

Highly experienced management team with an average tenure of 20 years working at the Company Experienced Management Team 2 Name Position HUVL Tenure William E. Griffin Chairman 38 Years James J. Landy President & Chief Executive Officer 34 Years Stephen R. Brown Senior Executive Vice President, Chief Financial Officer & Treasurer 18 Years Michael P. Maloney Executive Vice President, Chief Banking Officer 18 Years Frank J. Skuthan Executive Vice President, Chief Operating Officer 11 Years Vincent T. Palaia Executive Vice President, Chief Lending Officer 22 Years Paul S. Ulrich Executive Vice President, Chief Credit Officer 1 Year Mary Minieri Executive Vice President, Administration 21 Years Michael J. Gilfeather Executive Vice President, Branch Administration 6 Years

Summary Financial Highlights March 31, 2011 (1) 2009 per share amounts have been restated to reflect the effects of the 10% stock dividend issued in December, 2010 3 2011 2010 2011 2010 Earnings: Net Interest Income $27,468 $28,186 Non Interest Income $5,219 $2,793 Non Interest Expense $20,450 $18,454 Net Income $4,824 $4,855 Net Interest Margin 4.39% 4.40% Net Interest Margin (FTE) 4.49% 4.55% Diluted Earnings (Loss) Per Share (1) $0.27 $0.27 Dividends Per Share (1) $0.15 $0.21 Return on Average Equity 6.62% 6.52% Return on Average Assets 0.71% 0.71% Average Balances: Average Assets $2,699,169 $2,746,700 Average Net Loans $1,727,420 $1,758,302 Average Deposits $2,270,147 $2,232,303 Average Stockholders' Equity $291,426 $297,941 Three Months Ended March 31st Dollars in thousands, except per share amount

Company Footprint Largest bank headquartered in Westchester County Business segments Hudson Valley Bank: $2.6 billion commercial bank with 35 branches throughout Westchester County, (Rockland County )NY, New York City, Fairfield and New Haven Counties, CT A.R. Schmeidler: Wealth management firm with $1.6 billion in assets under management Source: SNL Financial; deposit data and map as of 12/31/10; branch count as of 3/31/2011 4 Branch Network - County Level US$000s Branches Deposits New York State Westchester New York (Manhattan) Bronx Rockland Kings (Brooklyn) Connecticut Fairfield 5 $79,377 New Haven 1 1,120 $1,752,351 332,530 207,867 49,307 5,971 18 5 4 1 1

A Core Deposit Driven Franchise Deposit Composition - March 31, 2011 (1) Core deposits defined as total deposits less time deposits > $100,000 5 March 31, 2011 US$MM Deposit Composition Demand Deposits $815 Checking with Interest 257 Savings Accounts 113 Money Market Accounts 885 Time Deposits > $100,000 132 Time Deposits < $100,000 42 Total $2,244 HUVL Deposit Metrics March 31, 2011 Core Deposits (1) /Total Deposits 94.1% Cost of Total Deposits 0.40% 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Deposits/Total Funding 95.8%

Growth in Deposits Drives Profitability (1) Core deposits defined as total deposits less time deposits > $100,000 and brokered deposits December, 2006 Includes approximately $127 million of deposits as part of New York National Bank acquisition 6 (2) (1) 70% Core Deposits 94% Core (1) Deposits 1999 - 1Q 2011 CAGR of +12.9% 1999 - 1Q 2010 CAGR - 12.9%

Strong and Consistent NIM (1) Fully tax equivalent basis 7 (1)

Diversified Loan Mix Loan Composition - March 31, 2011 Typical loan characteristics include: Low loan to value ratio Personal guarantees Multiproduct relationship (usually deposit related) De minimis shared national credit exposure (1) Total is gross of unearned income 8 March 31, 2011 Loan Balances US$MM Real Estate C&D - Residential 67 67 C&D - Non-Residential 102 102 Owner Occupied CRE 317 317 Non-Owner Occupied CRE 505 505 Multifamily Loans 249 249 1-4 Family Mortgage 182 182 Home Equity 118 118 Commercial & Industrial 235 235 Consumer 28 28 Lease Financing 17 17 Other 2 2 Total (1) $1,822 $1,822 85%

Asset Quality and Reserves 9 Non Accrual Loans/Total Assets Loan Loss Reserve/Gross Loans Loan Loss Reserve/Non Accrual Loans Net Chargeoffs/Average Net Loans

Strong Capital and Liquidity Capital Ratios Core Funding (1) Core deposits defined as total deposits less time deposits > $100,000 and brokered deposits Very stable, long-term customer deposits drive funding Only funded debt is $51.3 million of FHLB borrowings 10

Historical Profitability Return on Average Assets Return on Average Equity Pre-Tax Pre-Provision Earnings per Share Earnings per Share 11

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